UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   July 23, 2015

VOXX INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-28839 (Commission File Number)
13-1964841 (IRS Employer Identification No.)
180 Marcus Blvd., Hauppauge, New York (Address of principal executive offices)	11788 (Zip Code)

Registrant's telephone number, including area code (631) 231-7750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:
[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

Item 1.01     Entry into a Material Definitive Agreement.

VOXX International Corporation (the “Company”) entered into the Fifth Amendment to the Amended and Restated Credit Agreement and Consent, which was dated as of July 17, 2015 (the “Fifth Amendment and Consent”), by and among the Company, the Borrowers, the Guarantors, the Lenders party thereto and Wells Fargo Bank, National Association, as administrative agent on behalf of the Lenders under the Credit Agreement.

Pursuant to the Fifth Amendment and Consent, the Lenders have amended certain provisions of the Credit Agreement to:  add and/or amend certain definitions including the definition of a “Permitted Acquistion”; restate language with respect to the USA PATRIOT ACT, OFAC and Other Regulations; increase the amount of intercompany indebtedness; and, add language with respect to Anti-Terrorism Regulations.

The above description of the Fifth Amendment and Consent does not purport to be a complete statement of the parties’ rights and obligations under the Fifth Amendment and Consent and is qualified in its entirety by reference to the Fifth Amendment and Consent which will be filed with the Company’s Form 10-Q for the quarter ending August 31, 2015.

Item 2.03     Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures required by this Item 2.03 are contained in Item 1.01 above and are incorporated as if fully restated herein.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On July 23, 2015, the following matters were voted upon and approved by VOXX International Corporation’s (the “Company”) shareholders at the Company’s Annual Meeting of Shareholders.

(1)	The election of eight members to the Board of Directors; and,

(2)	The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 29, 2016.

1.    Election of Directors

Director's Name	Votes For	Votes Withheld	Broker Non-Votes

Class A Directors:

Paul C. Kreuch, Jr.	9,721,923	6,996,423	3,533,991
Peter A. Lesser	9,931,680	6,786,666	3,533,991
Denise Gibson	15,223,672	1,494,674	3,533,991

Class A and B Directors:

John J. Shalam	33,527,268	5,800,618	3,533,991
Patrick M. Lavelle	34,524,323	4,803,563	3,533,991
Charles M. Stoehr	32,427,889	6,899,997	3,533,991
Ari M. Shalam	33,464,721	5,863,165	3,533,991
Fred S. Klipsch	33,668,583	5,659,303	3,533,991

2.	Ratification of the Appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending February 29, 2016:

Votes For	Votes Against	Votes Abstained

42,684,420	164,733	12,724

Item 7.01    Regulation FD Disclosure

On July 23, 2015, during the Company’s Annual Meeting of Shareholders, John J. Shalam, the Company’s Chairman of the Board, made remarks to the Company’s shareholders and invited guests. The transcript of Mr. Shalam’s remarks is attached to this Form 8-K as Exhibit 99.1.

The information furnished under Item 7.01, including Exhibit 99.1, shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Chairman’s Remark at Shareholders Meeting (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VOXX International Corporation (Registrant)

Date: July 27, 2015
BY: /s/ Charles M. Stoehr
Charles M. Stoehr
Senior Vice President and
Chief Financial Officer